UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21734

PIMCO Global StocksPLUS & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: March 31, 2009

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

PIMCO Global StocksPLUS & Income Fund

A n n u a l R e p o r t M a r c h 3 1, 2 0 0 9

PIMCO Global StocksPLUS & Income Fund Letter to Shareholders

May 15, 2009

Dear Shareholder:

Please find enclosed the annual report for the PIMCO Global StocksPLUS & Income Fund (the “Fund”) for the fiscal year ended March 31, 2009.

Global stock and bond markets declined sharply during the fiscal year as tight global credit conditions forced widespread de-leveraging and forced sales of financial assets by banks, hedge funds and investors. In this environment, investors avoided risk, favoring short-term government bonds over stocks, corporate bonds and other securities. International equity markets trailed domestic stock indexes. The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) declined 46.51% in U.S. dollar denominated terms compared to the decrease in the S&P 500 Index of 38.09%. The strengthening U.S. dollar benefited domestic stocks relative to non-U.S. stocks. In returns measured in local currencies, the MSCI EAFE Index fell 38.85% for the twelve-month reporting period. The broad bond market fared better than stocks during the fiscal year as the Barclays Capital U.S. Aggregate Index returned 3.13%.

Please refer to the following pages for information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (866) 298-8462. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 1

PIMCO Global StocksPLUS & Income Fund Fund Insights/
March 31, 2009 (unaudited)	Performance & Statistics

•	For the fiscal year ended March 31, 2009, PIMCO Global StocksPLUS & Income Fund (the “Fund”) declined 55.55% on net asset value (“NAV”) and 40.72% on market price.

•

The Fund’s exposure to the Morgan Stanley Capital International “Europe, Australasia, Far East” Index (“MSCI EAFE”), which is obtained using total return swaps averaged 55% during the fiscal year ended March 31, 2009. The MSCI EAFE Index declined 46.5% during the year. Therefore, Fund performance suffered significantly due to its exposure to MSCI EAFE Index total return swaps.

•

The Fund had an average of 46% exposure to the domestic equity market via S&P 500 Index futures contracts, during the fiscal year. The S&P 500 Index posted a decline of 38% for the fiscal year. Therefore the Fund’s performance suffered due to this exposure. The Fund’s option strategy used the premiums from written at-or slightly out-of-the money call options to generate income and also purchased out-of-money put options to limit losses. This helped to offset some of the sharp decline in the S&P 500 during the fiscal year.

The diversified fixed-income portfolio, which collateralizes the equity positions, faced a challenging environment for non-Treasury fixed-income securities. Factors affecting fixed-income performance were:

•	An allocation to non-Agency mortgages detracted from Fund performance as these holdings experienced price declines due to weak demand and a lack of liquidity.

•

The Fund had an average 26% exposure to emerging market bonds, which included Brazil, Russia, and Ukraine during the fiscal year. Incremental income from these positions was offset by negative price returns as spreads widened in the midst of global risk reduction.

•

High-yield and investment-grade corporates were notably negative during the fiscal year. These allocations detracted from Fund performance as prices fell sharply amid a broad and significant repricing of risk.

•

The fixed-income securities had an average duration of 2.1 years during the fiscal year. Interest rate strategies contributed to Fund performance as U.S. interest rates declined uniformly as a result of swift monetary policy responses.

•	Exposure to Agency mortgages, which generated attractive income during the fiscal year, contributed to Fund performance as these high-quality assets moderately outperformed like-duration Treasuries.

2 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Fund Insights/
March 31, 2009 (unaudited)	Performance & Statistics

Total Return (1):	Market Price	NAV

1 Year	(40.72)%	(55.55)%

3 Year	(12.58)%	(21.66)%

Commencement of Operations (5/31/05) to 3/31/09	(8.43)%	(13.62)%

Market Price/NAV Performance:
Commencement of Operations (5/31/05) to 3/31/09

NAV

Market Price

Market Price/NAV:

Market Price	$8.64

NAV	$6.59

Premium to NAV	31.11%

Market Price Yield(2)	25.47%

Moody’s Rating (as a% of total investment before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to shareholders by the market price per share at March 31, 2009.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 3

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES—73.3%

	Airlines—6.8%

$2,500	American Airlines, Inc., 6.817%, 11/23/12	B1/BB-	$1,750,000

1,377	Continental Airlines, Inc., 8.048%, 5/1/22	Baa2/BBB	1,060,036

	United Air Lines, Inc.,

53	6.201%, 3/29/49	Ba2/BBB	50,531

2,327	6.636%, 1/2/24	Ba1/BBB-	1,536,201

			4,396,768

	Automotive—0.0%

100	Tenneco Automotive, Inc., 8.625%, 11/15/14	Caa2/CCC	19,000

	Banking—2.0%

1,500	UBS AG, 5.875%, 12/20/17	Aa2/A+	1,293,084

	Financial Services—53.7%

4,000	American Express Credit Corp., 0.648%, 10/4/10, FRN (j)	A1/A	3,638,844

	American International Group, Inc., (j),

4,500	1.253%, 10/18/11, FRN	A3/A-	2,356,902

4,565	5.60%, 10/18/16	A3/A-	2,019,109

500	Bear Stearns Cos., Inc., 1.448%, 8/15/11, FRN (j)	Aa3/A+	462,257

2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16, FRN (g)	NR/CCC	946,885

€1,880	CIT Group, Inc., 2.012%, 6/20/13, FRN	Baa2/BBB	1,335,401

£2,000	Citigroup Capital XVIII, 6.829%, 6/28/67, FRN	Baa3/CC	516,006

$1,200	Citigroup Capital XXI, 8.30%, 12/21/77, FRN	Baa3/CC	579,094

750	Citigroup, Inc., 1.396%, 5/18/10, FRN	A3/A	674,013

€4,600	General Electric Capital Corp., 4.625%, 9/15/66, FRN (a)(d)	Aa3/AA+	2,473,506

$2,000	General Motors Acceptance Corp. LLC, 6.00%, 12/15/11	C/CCC	1,123,794

2,000	Goldman Sachs Group, Inc., 1.854%, 1/12/15, FRN	A1/A	1,478,232

2,100	International Lease Finance Corp., 4.95%, 2/1/11	Baa2/BBB+	1,388,125

500	Merrill Lynch & Co., Inc., 1.37%, 11/1/11, FRN	A2/A	409,110

	Morgan Stanley,

1,300	1.574%, 10/15/15, FRN (j)	A2/A	925,012

3,000	1.698%, 1/9/14, FRN (j)	A2/A	2,227,176

2,000	5.75%, 10/18/16	A2/A	1,823,998

3,575	National City Bank, 6.25%, 3/15/11 (j)	A1/A	3,508,155

2,000	Osiris Capital PLC, 6.094%, 7/15/12, FRN (a)(b)(d)	Ba1/BB+	1,962,200

1,000	SLM Corp., 8.45%, 6/15/18	Baa2/BBB-	540,890

5,000	Teco Finance, Inc., 6.75%, 5/1/15	Baa3/BB+	4,210,670

			34,599,379

	Insurance—1.5%

1,000	Foundation Re II Ltd., 7.988%, 11/26/10, FRN (a)(b)(d)	NR/BB+	958,900

	Oil & Gas—6.0%

4,000	Gazprom AG, 9.625%, 3/1/13	A3/BBB	3,855,200

4 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

CORPORATE BONDS & NOTES (continued)

	Printing/Publishing—0.1%

$500	RH Donnelley Corp., 8.875%, 1/15/16	Caa3/CCC-	$31,250

	Retail—3.2%

2,771	CVS Lease Pass Through, 5.88%, 1/10/28 (a)(d)	Baa2/BBB+	2,067,137

	Total Corporate Bonds & Notes (cost—$59,809,090)		47,220,718

MORTGAGE-BACKED SECURITIES—10.2%

1,584	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(d)(f)	NR/A+	1,173,027

	Countrywide Alternative Loan Trust, CMO,

276	6.25%, 9/25/34	Aaa/AAA	192,190

2,453	6.50%, 7/25/35	Ba1/AAA	1,359,659

	Countrywide Home Loan Mortgage Pass Through Trust, CMO, FRN,

353	0.982%, 9/25/34	Ba1/AAA	96,128

187	1.022%, 3/25/34	Aaa/NR	139,870

1,456	First Horizon Asset Securities, Inc., 6.204%,

	2/25/36, CMO, FRN	Ca/AAA	384,477

	Harborview Mortgage Loan Trust, CMO, FRN,

34	0.826%, 3/19/35	Aa2/AAA	15,225

351	2.619%, 11/19/34	Ba1/AAA	126,363

¥113,136	JLOC Ltd., 0.896%, 2/15/16, CMO, FRN (a)(d)	Aaa/AAA	1,110,226

$1,576	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/AAA	1,049,884

232	Multi-Family Capital Access One, Inc., 8.82%,

	1/15/24, CMO, VRN	NR/NR	222,067

43	Nomura Asset Acceptance Corp., 0.912%,

	10/25/34, CMO, FRN	Aaa/AAA	20,613

502	Residential Asset Securitization Trust, 0.972%,

	2/25/34, CMO, FRN	NR/AAA	412,090

639	Structured Adjustable Rate Mortgage Loan Trust,

	3.223%, 5/25/35, CMO, FRN	B3/AAA	222,688

47	Washington Mutual, Inc., 3.033%, 8/25/42, CMO, FRN	Aaa/AAA	31,444

	Total Mortgage-Backed Securities (cost—$10,858,668)		6,555,951

ASSET-BACKED SECURITIES—7.1%

1,481	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)	Baa1/BBB+	1,614,456

949	Ameriquest Mortgage Securities, Inc., 6.147%,

	2/25/33, FRN (e)	Ca/D	75,792

2,141	Bear Stearns Asset Backed Securities Trust, 5.137%,

	7/25/36, VRN	NR/AA	774,896

1,500	Bear Stearns Second Lien Trust, 1.322%,

	12/25/36, FRN (a)(d)	Ba3/CCC	85,364

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 5

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

ASSET-BACKED SECURITIES (continued)

	Countrywide Home Equity Loan Trust, FRN,

$87	0.776%, 4/15/30	Ba1/B	$41,565

59	0.776%, 1/15/34	B3/CCC	27,501

318	CS First Boston Mortgage Securities Corp., 2.872%,

	8/25/32, FRN	Ba3/CCC	36,529

1,013	Green Tree Financial Corp., 6.53%, 4/1/30, VRN	B3/NR	680,006

2,000	GSAMP Trust, 0.672%, 10/25/36, FRN (b)	Caa3/CCC	108,661

	Long Beach Mortgage Loan Trust, FRN,

566	1.947%, 3/25/32	A1/NR	438,314

776	2.997%, 3/25/32	B3/NR	354,903

334	MASTR Asset Backed Securities Trust, 0.942%,

	3/25/35, FRN	Aa1/AA+	295,176

56	Wachovia Asset Securitization, Inc., 0.952%,

	12/25/32, FRN	Baa1/A	29,207

	Total Asset-Backed Securities (cost—$10,776,316)		4,562,370

U.S. GOVERNMENT AGENCY SECURITIES—6.7%

	Fannie Mae,

1,051	5.50%, 11/1/34, MBS (j)	Aaa/AAA	1,094,232

903	5.50%, 1/1/35, MBS (j)	Aaa/AAA	938,134

316	6.677%, 11/1/28, FRN, MBS (j)	Aaa/AAA	331,295

179	7.00%, 12/25/23, CMO (j)	Aaa/AAA	200,219

120	7.50%, 6/1/32, MBS	Aaa/AAA	127,938

86	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	84,704

945	13.413%, 8/25/22, CMO, FRN (b)(j)	Aaa/AAA	1,062,620

			3,839,142

304	Fannie Mae Whole Loan, 10.430%,

	12/25/42, CMO, VRN (j)	Aaa/AAA	333,859

	Freddie Mac,

38	7.00%, 8/15/23, CMO (j)	Aaa/AAA	40,058

78	8.50%, 5/17/10, MBS	Aaa/AAA	79,124

			119,182

	Total U.S. Government Agency Securities (cost—$4,085,224)		4,292,183

SENIOR LOANS (a)(c)—3.9%

	Automotive Products—1.4%

1,955	Ford Motor Corp., 3.56%, 12/16/13, Term B		941,931

	Financial Services—2.5%

2,955	Chrysler Financial Corp., 4.56%, 8/3/12		1,593,853

	Total Senior Loans (cost—$4,802,353)		2,535,784

6 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

MUNICIPAL BONDS & NOTES—1.6%

	West Virginia—1.6%

$1,970	Tobacco Settlement Finance Auth. Rev., 7.467%,

	6/1/47, Ser. A (cost—$1,852,537)	Baa3/BBB	$1,063,603

COMMON STOCK—0.0%

Shares

	Insurance—0.0%

27,683	American International Group, Inc. (cost—$63,117)		27,683

SHORT-TERM INVESTMENTS—55.0%

Principal Amount (000)

	U.S. Treasury Bills (h)—41.4%

$26,670	0.03%-0.23%, 4/2/09-6/11/09 (cost—$26,667,764)		26,667,962

	Corporate Notes—6.4%

	Financial Services—6.4%

1,000	CIT Group, Inc., 1.451%, 3/12/10, FRN (j)	Baa2/BBB	795,650

2,500	General Motors Acceptance Corp. LLC, 2.488%,

	5/15/09, FRN	C/CCC	2,378,125

1,000	Goldman Sachs Group, Inc., 1.318%, 11/16/09, FRN (j)	A1/A	977,032

	Total Corporate Notes (cost—$4,293,426)		4,150,807

	Repurchase Agreements—7.2%

4,000	JPMorgan Chase Bank, dated 3/31/09, 0.19%, due 4/1/09, proceeds $4,000,021; collateralized by Freddie Mac, 2.375%, due 5/28/10, valued at $4,084,102 including accrued interest		4,000,000

635	State Street Bank & Trust Co., dated 3/31/09, 0.08%, due 4/1/09, proceeds $635,001; collateralized by U.S. Treasury Notes, 4.25%, due 1/15/11, valued at $648,621 including accrued interest		635,000

	Total Repurchase Agreements (cost—$4,635,000)		4,635,000

	Total Short-Term Investments (cost—$35,596,190)		35,453,769

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 7

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009 (continued)

Contracts		Value

OPTIONS PURCHASED (i)—0.5%

	Put Options—0.5%
180	Financial Future Euro—90 day (CME), strike price $89.75, expires 9/14/09	$1,125
155	S&P 500 Index (CME), strike price $730, expires 4/17/09	325,500

	Total Options Purchased (cost—$854,656)	326,625

	Total Investments before options written (cost—$128,698,151)—158.3%	102,038,686

OPTIONS WRITTEN (i)—(2.6)%

	Call Options—(2.6)%
155	S&P 500 Index (CME), strike price $770, expires 4/17/09 (premiums received—$1,239,419)	(1,670,125)

	Total Investments net of options written (cost—$127,458,732)—155.7%	100,368,561
	Other liabilities in excess of other assets—(55.7%)	(35,924,907)

	Net Assets—100.0%	$64,443,654

Notes to Schedule of Investments:

*	Unaudited

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $13,980,600, representing 21.69% of net assets.

(b)	Illiquid security.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2009.

(d)

144A Security—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued—Securities with an aggregate value of $1,173,027, representing 1.82% of net assets.

(g)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated as collateral for swaps.

(i)	Non-income producing.

(j)	All or partial amount segregated as collateral for reverse repurchase agreement.

8 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
March 31, 2009 (continued)

Glossary:
£—British Pound
€—Euro
¥—Japanese Yen
ABS—Asset-Backed Securities
CME—Chicago Mercantile Exchange
CMO—Collateralized Mortgage Obligation
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2009.
LIBOR—London Inter-Bank Offered Rate
MBS—Mortgage-Backed Securities
NR—Not Rated
VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2009.

See accompanying Notes to Financial Statements | 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 9

PIMCO Global StocksPLUS & Income Fund	Statement of Assets
March 31, 2009	and Liabilities

Assets:

Investments, at value (cost—$128,698,151)	$102,038,686

Cash (including foreign currency of $686,461 with a cost of $684,858)	2,485,000

Deposits with brokers for futures contracts collateral	7,990,000

Unrealized appreciation on swaps	4,739,711

Interest receivable	1,131,037

Receivable for variation margin on futures contracts	418,600

Receivable for investments sold	209,996

Receivable from broker	86,665

Unrealized appreciation of forward foreign currency contracts	22,850

Receivable for swaps terminated	20,181

Prepaid expenses	20,763

Total Assets	119,163,489

Liabilities:

Payable for reverse repurchase agreements	17,817,000

Unrealized depreciation of swaps	15,852,078

Premium for swaps sold	9,582,215

Payable for investments purchased	4,179,675

Payable to broker for collateral	2,440,000

Dividends payable to shareholders	1,792,114

Options written, at value (premiums received—$1,239,419)	1,670,125

Payable for swaps terminated	842,129

Unrealized depreciation of forward foreign currency contracts	266,107

Investment management fees payable	70,121

Interest payable for reverse repurchase agreements	5,814

Payable to broker	2,006

Accrued expenses and other liabilities	200,451

Total Liabilities	54,719,835

Net Assets	$64,443,654

Composition of Net Assets:

Common Stock:

Par value ($0.00001 per share, applicable to 9,774,279 shares issued and outstanding)	$98

Paid-in-capital in excess of par	227,651,418

Dividends in excess of net investment income	(849,675)

Accumulated net realized loss	(125,983,125)

Net unrealized depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(36,375,062)

Net Assets	$64,443,654

Net Asset Value Per Share	$6.59

10 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Operations
Year ended March 31, 2009

Investment Income:

Interest	$9,931,394

Facility and other fee income	18,681

Total Investment Income	9,950,075

Expenses:

Investment management fees	2,305,538

Interest expense	2,050,194

Custodian and accounting agent fees	188,335

Audit and tax services	112,392

Shareholder communications	97,021

Transfer agent fees	32,547

New York Stock Exchange listing fees	21,364

Trustees’ fees and expenses	18,349

Legal fees	15,639

Insurance expense	3,872

Miscellaneous	4,604

Total expenses	4,849,855

Less: custody credits earned on cash balances	(4,973)

Net expenses	4,844,882

Net Investment Income	5,105,193

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	18,633,708

Futures contracts	(38,387,602)

Options written	19,940,718

Swaps	(104,956,180)

Foreign currency transactions	1,143,829

Net change in unrealized appreciation/depreciation of:

Investments	(18,353,957)

Futures contracts	941,884

Options written	(464,062)

Swaps	8,456,753

Foreign currency transactions	(99,189)

Net realized and change in unrealized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(113,144,098)

Net Decrease in Net Assets Resulting from Investment Operations	$(108,038,905)

See accompanying Notes to Financial Statements | 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 11

PIMCO Global StocksPLUS & Income Fund	Statement of Changes in Net Assets

	Year ended March 31, 2009	Year ended March 31, 2008

Investment Operations:

Net Investment Income	$5,105,193	$11,463,662

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	(103,625,527)	41,595,666

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(9,518,571)	(68,617,400)

Net decrease in net assets resulting from investment operations	(108,038,905)	(15,558,072)

Dividends and Distributions to Shareholders from:

Net investment income	(26,576,059)	(24,535,220)

Net realized gains	(19,516,328)	(3,827,817)

Total dividends and distributions to shareholders	(46,092,387)	(28,363,037)

Capital Share Transactions:

Reinvestment of dividends and distributions	3,717,119	—

Total decrease in net assets	(150,414,173)	(43,921,109)

Net Assets:

Beginning of year	214,857,827	258,778,936

End of year (including dividends in excess of net investment income of $(849,675) and $(1,589,508), respectively)	$64,443,654	$214,857,827

Shares Issued in Reinvestment of Dividends and Distributions	383,167	—

12 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Statement of Cash Flows
Year ended March 31, 2009

Increase in Cash from:

Cash Flows provided by Operating Activities:

Net decrease in net assets resulting from investment operations	$ (108,038,905)

Adjustments to reconcile net decrease in net assets resulting from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(500,855,463)

Proceeds from sales of long-term investments	722,373,689

Sale of short-term portfolio investments, net	8,060,523

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	9,518,571

Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	103,278,868

Net amortization on investments	(951,785)

Decrease in interest receivable	1,201,053

Proceeds from futures contracts transactions, net	(37,462,869)

Decrease in deposits with brokers	17,300,000

Decrease in receivable from broker	8,633,335

Increase in payable to broker for collateral	2,440,000

Increase in payable to broker	2,006

Increase in prepaid expenses	(63)

Decrease in interest payable for reverse repurchase agreements	(162,720)

Periodic and termination payments of swaps, net	(95,144,802)

Proceeds from currency transactions	1,142,599

Decrease in investment management fees payable	(197,853)

Increase in accrued expenses and other liabilities	32,175

Net cash provided by operating activities	131,168,359

Cash Flows used for Financing Activities:

Decrease in reverse repurchase agreements	(86,666,000)

Cash dividends and distributions paid (excluding reinvestment of dividends of $3,717,119)	(42,305,014)

Net cash used for financing activities	(128,971,014)

Net increase in cash	2,197,345

Cash at beginning of year	287,655

Cash at end of year	$2,485,000

The Fund paid $2,212,537 in cash for interest primarily on reverse repurchase agreements.

See accompanying Notes to Financial Statements | 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 13

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS & Income Fund (the “Fund”) was organized as a Massachusetts business trust on February 16, 2005. Prior to commencing operations on May 31, 2005, the Fund had no operations other than matters relating to its organization as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Fund’s Investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and the Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically, substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, ‘‘Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109’’ (the ‘‘Interpretation’’). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at March 31, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the Net Asset Value (“NAV”) of the

14 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement
Effective April 1, 2008, the Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended March 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques on Level 3 investments: multi-dimensional relational pricing models and option adjusted spread pricing.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities

Valuation Inputs	Assets	Liabilities	Other Financial Instruments

Level 1 – Quoted Prices	$354,308	$(1,670,125)	$2,067,900
Level 2 – Other Significant Observable Inputs	97,864,583	—	(14,034,954)
Level 3 – Significant Unobservable Inputs	3,819,795	—	2,679,330

Total	$102,038,686	$(1,670,125)	$(9,287,724)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) as of March 31, 2009, were as follows:

	Investments in Securities	Other Financial Instruments

Beginning balance, 3/31/08	$10,627,453	$(3,508,710)
Net purchases (sales) and settlements	(8,093,984)	450,769
Accrued discounts (premiums)	(4,241)	—
Total realized gain (loss)	2,280,378	—
Total change in unrealized gain (loss)	(2,486,049)	1,850,000
Transfers in and/or out of Level 3	1,496,238	3,887,271

Ending balance, 3/31/09	$3,819,795	$2,679,330

Net change appreciation (depreciation) of investments held at 3/31/09	$(1,340,083)	$1,850,000

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 15

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

(c) Disclosures about Credit Derivatives
The Fund has adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), which required enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within Footnotes 3(c) and 3(d) in the Notes to the Financial Statements.

See also “Swap Agreements” — Note 1(k) for description of the nature of each credit derivative, maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection and fair value of each credit derivative at March 31, 2009. Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of investments.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

(d) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are recorded as interest income on the Statement of Operations.

(e) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may become subject to excise tax based on the extent of the distributions to shareholders.

(f) Dividends and Distributions
The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require

16 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(f) Dividends and Distributions (continued)

reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax purposes.

(h) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(i) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(j) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 17

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(j) Option Transactions (continued)

paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(k) Swap Agreements

The Fund may enter into swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest

18 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Contracts are subject to risk of default by the counterparty and, depending on their terms, may be subject to exchange rate risk. Some cross-currency swaps may not provide for exchanging principal cash flows, only for exchanging interest cash flows.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 3(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 19

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(k) Swap Agreements (continued)

compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 3(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

(l) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(m) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(n) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(o) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

20 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

1. Organization and Significant Accounting Policies (continued)

(p) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(q) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(r) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding, minus accrued liabilities (other than liabilities representing borrowings)).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

3. Investment in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the year ended March 31, 2009, were $38,767,786 and $90,792,817, respectively. Purchases and sales in U.S. Government obligations were $397,307,595 and $544,220,915, respectively.

(a) Futures contracts outstanding at March 31, 2009:

		Market
		Value	Expiration	Unrealized
Type	Contracts	(000)	Date	Appreciation

Long: E-mini S&P 500 Index	554	$22,016	6/19/09	$1,123,400
Financial Future Euro—90 day	90	22,254	9/14/09	480,375
S&P 500 Index	50	9,935	6/18/09	464,125

				$2,067,900

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 21

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

3. Investment in Securities (continued)

The Fund pledged cash collateral of $7,990,000 for futures contracts.

(b) Transactions in options written for the year ended March 31, 2009:

	Contracts	Premiums

Options outstanding, March 31, 2008	302	$2,879,706
Options written	3,147	40,232,680
Options terminated in closing transactions	(3,139)	(40,362,295)
Options exercised	(155)	(1,510,672)

Options outstanding, March 31, 2009	155	$1,239,419

(c) Credit default swaps agreements:

Buy protection swap agreements outstanding at March 31, 2009(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(4)	Credit Spread(3)*	Termination Date	Payments (Paid) by Fund	Market Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation

Barclays Bank:
UBS	€300	2.29%	12/20/13	(1.90)%	$6,162	$—	$6,162
UBS	€500	2.29%	3/20/14	(2.20)%	2,048	—	2,048
Citigroup:
CIFC	1,000	†	10/20/20	(2.15)%	857,549	—	857,549
UBS	€200	2.29%	3/20/14	(2.02)%	2,902	—	2,902
Goldman Sachs:
CIFC	$500	96.30%	10/20/20	(4.50)%	457,879	—	457,879
TELOS	1,500	110.69%	10/11/21	(5.00)%	1,363,902	—	1,363,902
JPMorgan:
Indymac Home
Equity Loan	$1,430	17.00%	6/25/30	(0.45)%	673,625	—	673,625
Morgan Stanley:
ABS Home
Equity Index	1,272	333.90%	6/25/34	(1.15)%	1,236,725	—	1,236,725

					$4,600,792	$—	$4,600,792

Sell protection swap agreements outstanding at March 31, 2009(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(4)	Credit Spread(3)*	Termination Date	Payments Received by Fund	Market Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)

Bank of America:
ABS Home
Equity Index	$2,000	37.165%	8/25/37	0.15%	$(1,939,717)	$(1,775,000)	$(164,717)
Long Beach Mortgage
Loan Trust	738	161.50%	7/25/33	4.50%	(683,571)	—	(683,571)
Barclays Bank:
Dow Jones CDX HY-8
Index 35-100%	2,438	4.892%	6/20/12	0.787%	(272,827)	—	(272,827)
Federation of Russia	4,900	7.92%	7/20/11	1.65%	(611,732)	—	(611,732)

22 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

3. Investment in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(4)	Credit Spread(3)*	Termination Date	Payments Received by Fund	Market Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)

Citigroup:
Dow Jones CDX HY-8
Index 35-100%	$1,463	4.892%	6/20/12	0.63%	$(169,888)	—	$(169,888)
General Electric	2,100	7.44%	12/20/13	4.65%	(194,234)	—	(194,234)
SLM	2,000	25.406%	12/20/13	5.00%	(738,753)	(315,000)	(423,753)
Credit Suisse First Boston:
ABS Home
Equity Index	9,000	37.165%	8/25/37	0.15%	(8,728,688)	(6,415,000)	(2,313,688)
Deutsche Bank:
American
International Group	2,000	22.909%	3/20/13	2.10%	(847,902)	—	(847,902)
CIT Group	2,000	11.765%	12/20/13	5.00%	(391,081)	(530,000)	138,919
General Electric	1,300	7.44%	12/20/13	4.70%	(118,023)	—	(118,023)
SLM	1,200	25.406%	12/20/13	5.00%	(443,252)	(168,000)	(275,252)
Goldman Sachs:
ABS Home
Equity Index	678	184.434%	5/25/46	2.42%	(662,741)	(52,516)	(610,225)
HSBC Bank:
Ukraine	5,000	71.885%	4/20/09	0.70%	(177,415)	—	(177,415)
Merrill Lynch & Co.:
ABS Home
Equity Index	1,000	14.799%	5/25/46	0.11%	(699,893)	(180,000)	(519,893)
American Express	1,000	6.375%	12/20/13	4.40%	(67,763)	—	(67,763)
Dow Jones CDX HY-8
Index 35-100%	2,438	4.892%	6/20/12	0.91%	(264,742)	—	(264,742)
SLM	1,000	25.406%	12/20/13	5.00%	(369,377)	(140,000)	(229,377)
Morgan Stanley:
Biomet	4,000	7.038%	9/20/12	2.95%	(402,620)	—	(402,620)
Indymac Home
Equity Loan	1,430	17.00%	6/25/30	1.50%	(629,388)	—	(629,388)
Morgan Stanley
Dean Witter	356	309.70%	8/25/32	2.15%	(342,905)	(6,699)	(336,206)
UBS:
ABS Home Equity Index	1,272	333.90%	6/25/34	1.50%	(1,234,232)	—	(1,234,232)

					$(19,990,744)	$(9,582,215)	$(10,408,529)

*	Unaudited.

†	Credit spread not quoted on asset-backed securities.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 23

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

3. Investment in Securities (continued)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Total return swap contracts outstanding at March 31, 2009:

Swap Counterparty	Fund Receives	Fund Pays	Termination Date	Notional Amount	Unrealized Depreciation

Merrill Lynch & Co.	MSCI Daily Total Return EAFE	3 month LIBOR minus 0.41%	11/30/09	$36,739,002	$(5,304,630)

€ – Euro
EAFE – Europe and Australasia, Far East Equity Index
LIBOR — London Inter-Bank Offered Rate
MSCI — Morgan Stanley Capital International

(e) Forward foreign currency contracts outstanding at March 31, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value March 31, 2009	Unrealized Appreciation (Depreciation)

Purchased:
122,000 Euro settling 4/14/09	Royal Bank of Scotland PLC	$165,301	$161,975	$(3,326)

Sold:
371,000 British Pound settling 4/9/09	Barclays Bank	522,359	531,782	(9,423)
3,907,000 Euro settling 4/14/09	HSBC Bank USA	4,933,850	5,187,208	(253,358)
79,038,000 Japanese Yen settling 5/7/09	BNP Paribas Bank	812,540	800,566	11,974
79,037,000 Japanese Yen settling 6/4/09	Morgan Stanley	811,847	800,971	10,876

				$(243,257)

The Fund received $140,000 principal value in U.S. Treasury Bills and $2,440,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(f) The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2009 was $81,421,312 at a weighted average interest rate of 2.48%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreement) for open reverse repurchase agreements at March 31, 2009 was $20,884,988.

24 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

3. Investment in Securities (continued)

Open reverse repurchase agreements at March 31, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

Barclays Bank	0.70%	3/12/09	4/13/09	$2,200,855	$2,200,000

	0.75%	3/23/09	4/13/09	1,411,265	1,411,000

	0.95%	3/20/09	4/3/09	2,749,871	2,749,000

	0.95%	3/23/09	4/6/09	2,948,700	2,948,000

	0.95%	3/26/09	4/9/09	2,856,452	2,856,000

Credit Suisse First Boston	0.95%	3/9/09	4/9/09	3,855,339	3,853,000

JPMorgan	0.95%	3/25/09	4/8/09	1,800,332	1,800,000

					$17,817,000

4. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended March 31, 2009	Year ended March 31, 2008

Ordinary Income	$26,626,885	$24,535,220

Long-Term Capital Gains	19,465,502	3,827,817

At March 31, 2009, the fund had no distributable earnings.

For the year ended March 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, amendment fees, paydowns and dividend redesignations. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $22,210,699.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended March 31, 2009, the Fund received $14,915,619 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At March 31, 2009, the Fund had a capital loss carryforward of $19,324,632 which will expire in 2017 and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses of $240,309, losses from investments in Passive Foreign Investment Companies (PFICs) of $6,700 and realized capital losses of $104,884,212 arising after October 31, 2008. Such losses are treated as arising on April 1, 2009.

The cost basis of portfolio securities for federal income tax purposes is $128,294,969. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $1,408,835; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $27,665,118; net unrealized depreciation for federal income tax purposes is $26,256,283. The difference between book and tax depreciation is primarily attributable to mark-to-market on option contracts and wash sales.

5. Subsequent Dividend Declarations

On April 1, 2009, a dividend of $0.18335 per share was declared to shareholders payable May 1, 2009 to shareholders of record on April 13, 2009.

On May 1, 2009, a dividend of $0.18335 per share was declared to shareholders payable on June 1, 2009 to shareholders of record on May 11, 2009.

6. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 25

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
March 31, 2009

6. Market and Credit Risk (continued)

bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty, have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. These amounts are based on Investment Manager’s legal interpretations under its netting agreements and recoverability estimates and may differ significantly from the amount which might ultimately be realized or paid. As a result of these anticipated losses, the Fund’s NAV decreased by $0.04 per share. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates as well as the current value of senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”), as amended, have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the Fund’s financial statements.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager, the Sub-Adviser and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

26 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Financial Highlights
For a share of stock outstanding throughout each period:

				For the period May 31, 2005* through March 31, 2006
	Year ended March 31,

	2009	2008	2007

Net asset value, beginning of period	$22.88	$27.56	$26.04	$23.88	**

Investment Operations:

Net investment income	0.63	1.22	1.04	0.80

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(12.03)	(2.88)	2.92	3.52

Total from investment operations	(11.40)	(1.66)	3.96	4.32

Dividends and Distributions to Shareholders from:

Net investment income	(2.82)	(2.61)	(2.24)		(2.11)

Net realized gains	(2.07)	(0.41)	(0.20)	—

Total dividends and distributions to common shareholders	(4.89)	(3.02)	(2.44)		(2.11)

Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	—	—	—		(0.05)

Net asset value, end of period	$6.59	$22.88	$27.56	$26.04

Market price, end of period	$8.64	$22.20	$27.36	$24.49

Total Investment Return (1)	(40.72)%	(8.02)%	22.51%		6.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets end of period (000)	$64,444	$214,858	$258,779	$242,981

Ratio of expenses to average net assets, including interest expense (2)	3.25%	3.14%	2.66%	1.99	%(3)

Ratio of expenses to average net assets, excluding interest expense (2)	1.88%	1.51%	1.42%	1.31	%(3)

Ratio of net investment income to average net assets	3.43%	4.62%	3.91%	3.82	%(3)

Portfolio turnover	214%	156%	86%		105%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day of each period and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(r) in Notes to Financial Statements).

(3)	Annualized.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 27

PIMCO Global StocksPLUS & Income Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS & Income Fund (the “Fund”) at March 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 27, 2009

28 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund	Tax Information/Annual Shareholder
Meeting Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended March 31, 2009 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended March 31, 2009 were as follows:

Dividends from ordinary income	$2.8152
Distributions from net long-term capital gains	$2.0728

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on your 2009 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended March 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 23, 2008. Shareholders voted to re-elect Robert E. Connor and John C. Maney, and to elect Diana L. Taylor as Trustees as indicated below:

	Affirmative	Withheld Authority

Re-election of Robert E. Connor – Class III to serve until 2011	8,135,329	96,204
Re-election of John C. Maney – Class III to serve until 2011	8,147,594	83,939
Election of Diana L. Taylor – Class II to serve until 2010	8,147,969	83,564

Messrs. Paul Belica, Hans W. Kertess, William B. Ogden, IV and R. Peter Sullivan II continue to serve as Trustees of the Fund.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 29

PIMCO Global StocksPLUS & Income Fund	Privacy Policy/Proxy Voting
Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (866) 298-8462; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

30 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund	Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (866) 298-8462.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 31

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Paul Belica

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding II, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Date of Birth: 9/27/21
Trustee since: 2005
Term of office: Expected to stand for re-election at 2009 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Robert E. Connor	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Date of Birth: 9/17/34
Trustee since: 2005
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

William B. Ogden, IV	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election at 2009 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

R. Peter Sullivan III	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.
Date of Birth: 9/4/41
Trustee since: 2006
Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.
Trustee/Director of 48 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Diana L. Taylor	Managing Director, Wolfensohn & Co., 2007-present. Formerly. Superintendent of Banks, State of New York, 2003-2007.
Date of Birth: 2/16/55
Trustee since: 2008
Term of office: Expected to stand for re-election at 2010 annual meeting of shareholders.
Trustee/Director of 44 funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation of Sotheby’s

32 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

PIMCO Global StocksPLUS & Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†	Management Board of Allianz Global Investors Fund
Date of Birth: 8/3/59

Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors L.P. since November 2006. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

Trustee e since: 2006
Term of office: Expected to stand for re-election at 2011 annual meeting of shareholders.
Trustee/Director of 79 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc. and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statements of Additional Information, dated May 25, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (866) 298-8462.

| 3.31.09 | PIMCO Global StocksPLUS & Income Fund Annual Report 33

PIMCO Global StocksPLUS & Income Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 44 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2005

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 Funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004). Audit Manager, PriceWaterhouseCoopers LLP (1996-2002).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 79 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

34 PIMCO Global StocksPLUS & Income Fund Annual Report | 3.31.09 |

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Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS & Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On July 31, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (866) 298-8462.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-866-298-8462. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2008 and $90,000 in 2009.

b)

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For each Fund’s last two fiscal years, there were no Audit-Related Fees billed to the Fund. During the last two fiscal years for each Fund.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $13,500 in 2008 and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,378,473 and the 2009 Reporting Period was $5,250,819.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Diana L. Taylor, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.          DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

          Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

          The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

          PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

          Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

          As of June 4, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (PGP), (the “Fund”):

Daniel J. Ivascyn
Mr. Ivascyn has been the portfolio manager since inception (May 2005). Mr. Ivascyn is a managing director and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 17 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

          The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of March 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)

Daniel J. Ivascyn	PGP	6	2,768.35	8	2,361.35*	11	34,156.85

* Of these Other Pooled Investment Vehicles, 4 accounts totaling $758.22 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

          As of March 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

          PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

          The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2009.

PIMCO Global StocksPLUS & Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund

Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)          There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the ACT (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS & Income Fund

By:	/s/ Brian S. Shlissel

Brian S. Shlissel
President and Chief Executive Officer

Date: June 4, 2009

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel

Brian S. Shlissel
President and Chief Executive Officer

Date: June 4, 2009

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: June 4, 2009